UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2011

TREE TOP INDUSTRIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-10210	83-0250943

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY	10011

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 261-3728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03 Amendment to Articles of Incorporation or Bylaws: Change in the amount of authorized stock

On December 28, 2011, Tree Top Industries, Inc. filed a Certificate of Amendment of its Articles of Incorporation, amending the Fourth article to read as follows: The aggregate number of shares of common stock which the corporation shall have authority to issue is 1,000,000,000 shares, each having a par value of $0.001 per share.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1 Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TREE TOP INDUSTRIES, INC.

Date: January 3, 2012	By:	/s/ David Reichman
David Reichman, Chairman and CEO